SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  March 3, 2008
                Date of report (Date of earliest event reported)

                      Lehman ABS Corporation, on behalf of:
           Corporate Bond-Backed Certificates, Series 1998-CAT-1 Trust

         Delaware                      001-31980                13-3447441
(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
     of Incorporation)                  Number)             Identification No.)

                                                                   10019

745 7th Avenue                                                  (Zip Code)
New York, New York
(Address of Principal Executive Offices)

                                 (212) 526-7000
                         (Registrant's Telephone Number,
                              Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities act (17 CRF 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-12(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))


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The Corporate Bond-Backed Certificates,  Series 1998-CAT-1 Trust, which we refer to herein as the "Trust" was formed pursuant to the Standard Terms for Trust Agreements, dated as of February 25, 1998, as supplemented by the Series Supplement in respect of the Trust dated as of March 31, 1998.

Item 8.01    OTHER EVENTS

On March 3, 2008, distributions were made to the holders of the certificates issued by the Trust. Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

Caterpillar Inc., the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on the issuer of the underlying securities please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under the issuer's Exchange Act file number, 001-00768. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the underlying securities may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities themselves have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)   The following exhibit was filed as part of this report:

      99.1  Trustee's   Distribution  Statement  to  the  Corporate  Bond-Backed
            Certificates, Series 1998-CAT-1 Trust for the period ending March 3, 2008.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 3, 2008

                                                  Lehman ABS Corporation

                                                  By: /s/ Scott Barek
                                                      --------------------------
                                                  Name: Scott Barek
                                                  Title: Senior Vice President

EXHIBIT INDEX

Exhibit Number                                Description
--------------                                -----------
99.1                     Trustee's   Distribution  Statement  to  the  Corporate
                         Bond-Backed Certificates, Series 1998-CAT-1 Trust for the period ending March 3, 2008.